As filed with the Securities and Exchange Commission on August 29, 2000

                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                NBT BANCORP INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

                           Delaware                                                     16-1268674
                           --------                                                     ----------
(State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification No.)

                 52 South Broad Street, Norwich, New York 13815
               (Address of Principal Executive Offices) (Zip Code)

            PIONEER AMERICAN HOLDING COMPANY CORP. STOCK OPTION PLAN,
                         as assumed by NBT Bancorp Inc.
                            (Full Title of the Plan)

                                DARYL R. FORSYTHE
                      President and Chief Executive Officer
                                NBT BANCORP INC.
          52 South Broad Street, Norwich, New York 13815 (607) 337-2265
          -------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                                    Copy to:
                BRIAN D. ALPRIN, ESQ. and LAURENCE S. LESE, ESQ.
                          DUANE, MORRIS & HECKSCHER LLP
      1667 K Street, N.W., Suite 700, Washington, D.C. 20006 (202) 776-7800

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
Title of                   Amount            Proposed Maximum           Proposed Maximum         Amount of
Securities                 to be             Offering                   Aggregate                Registration
to be Registered           Registered (1)    Price Per Share (2)        Offering Price (2)       Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock,                81,450          $7.20                      $512,000                 $264
$.01 par value                shares
per share
-------------------------------------------------------------------------------------------------------------------


(1) Plus such additional number of shares as may be required pursuant to the Pioneer American Holding Company Corp. Stock Option Plan, as assumed by NBT Bancorp Inc., in the event of a stock dividend or split, recapitalization, reclassification, merger, consolidation, combination, or exchange of shares, or other similar corporate change.

(2) Estimated solely for the purpose of calculating the registration fee and based, pursuant to Rule 457(h)(1), upon the basis of the aggregate price at which the subject options may be exercised.

          AN INDEX TO EXHIBITS IS INCLUDED ON PAGE 7 OF THIS FORM S-8.

PART I -- INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Pursuant to the note to Form S-8, the document containing the information specified in Items 1 and 2 of Part I of the Form S-8 is not being filed with the Commission as part of this Registration Statement, but will be sent or given to employees as specified by Rule 428(b)(1).

PART II -- INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3 -- Incorporation of Certain Documents by Reference

         The following  documents and portions of documents filed by NBT Bancorp
Inc.   ("Bancorp")  with  the  Commission  are  hereby  incorporated  into  this
Registration Statement by reference:

         (a) Bancorp's Annual Report on Form 10-K for the year ended December 31, 1999;

         (b) Bancorp's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;

         (c) Bancorp's Current Reports on Form 8-K dated February 22, 2000, March 3, 2000, March 31, 2000, April 28, 2000, July 14, 2000,
                  July 25, 2000 and August 1, 2000; and

         (d) The description of Bancorp's Common Stock as set forth under the caption "DESCRIPTION OF NBT CAPITAL STOCK" presented in Bancorp's SEC Rule 424(b)(3) final prospectus, dated April 3, 2000, and filed with the Commission on April 6, 2000.

         Bancorp additionally incorporates by reference herein all documents to be subsequently filed by Bancorp pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all the securities offered have been sold or which deregisters all securities then remaining unsold, and deems such documents to be incorporated by reference into this Registration Statement and to be part hereof from the dates of filing such documents. Copies of these documents will not be filed with this Registration Statement. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that such statement is modified or superseded by a subsequently filed document which also is or is deemed to be incorporated by reference herein. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement except as so modified or superseded.

Item 4 -- Description of Securities

         This Item is omitted because Bancorp's Common Stock is registered under
Section 12 of the Exchange Act.

Item 5 -- Interests of Named Experts and Counsel

         This Item is omitted because it is not applicable.

Item 6 -- Indemnification of Directors and Officers

         Bancorp's Certificate of Incorporation and By-Laws contain provisions providing that Bancorp shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Bancorp, or is or was serving at the request of Bancorp as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, to the maximum extent authorized and in the manner prescribed by the Delaware General Corporation Law.

         Bancorp's Certificate of Incorporation also provides that a Director of Bancorp shall not be personally liable to Bancorp or its stockholders for monetary damages for breach of fiduciary duty as a director, with certain exceptions.

Item 7 -- Exemption from Registration Claimed

         This Item is omitted because it is not applicable.

Item 8 -- Exhibits

         The exhibits to this registration statement are listed in the Exhibit Index included elsewhere herein.

         Pursuant to Instruction (b) under Item 8 of Form S-8, the Registrant hereby undertakes that it will submit or has submitted the Pioneer American Holding Company Corp. Stock Option Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

Item 9 -- Undertakings

RULE 415 OFFERING

         The undersigned hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i)      To  include  any   prospectus   required  by  section
                  10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraph (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)      To remove from registration by means of a post-effective  amendment any
         of  the  securities   being  registered  which  remain  unsold  at  the
         termination of the offering.

FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

INCORPORATED ANNUAL AND QUARTERLY REPORTS

         The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the prospectus, to deliver or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwich, State of New York, on the 28th day of August, 2000.

                                   NBT BANCORP INC.


                                   By: /s/ Daryl R. Forsythe
                                       -------------------------------------
                                       Daryl R. Forsythe
                                       President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.


Signature                           Title                                               Date
---------                           -----                                               ----
/s/ Daryl R. Forsythe               President, Chief Executive Officer                  August 28, 2000
-------------------------------     and Director (Principal Executive
Daryl R. Forsythe                   Officer)


/s/ Michael J. Chewens              Executive Vice President and                        August 28, 2000
-------------------------------     Chief Financial Officer
Michael J. Chewens                  (Principal Financial and Accounting
                                    Officer)


/s/ Everett A. Gilmour              Chairman of the Board of Directors                  August 28, 2000
-------------------------------
Everett A. Gilmour

/s/ J. Peter Chaplin                Director                                            August 28, 2000
-------------------------------
J. Peter Chaplin

                                    Director                                            August   , 2000
-------------------------------
Richard Chojnowski

                                    Director                                            August   , 2000
-------------------------------
Gene E. Goldenziel

                                    Director                                            August   , 2000
-------------------------------
Peter B. Gregory

/s/ William C. Gumble               Director                                            August 28, 2000
-------------------------------
William C. Gumble

/s/ Bruce D. Howe                   Director                                            August 28, 2000
-------------------------------
Bruce D. Howe

/s/ Andrew S. Kowalczyk, Jr         Director                                            August 28, 2000
-------------------------------
Andrew S. Kowalczyk, Jr.







/s/ Dan B. Marshman                 Director                                            August 28, 2000
-------------------------------
Dan B. Marshman

                                    Director                                            August   , 2000
-------------------------------
John G. Martines

/s/ John C. Mitchell                Director                                            August 28, 2000
-------------------------------
John C. Mitchell

                                    Director                                            August   , 2000
-------------------------------
Joseph G. Nasser

                                    Director                                            August   , 2000
-------------------------------
William L. Owens

/s/ Paul O. Stillman                Director                                            August 28, 2000
-------------------------------
Paul O. Stillman

                                INDEX TO EXHIBITS

         The following documents are submitted as exhibits to this Form S-8.

 Exhibit
 Number
 ------

  5.1       Opinion of Duane, Morris & Heckscher LLP.

  23.1      Consent of Duane, Morris & Heckscher LLP
            (contained in their opinion filed as Exhibit 5.1).

  23.3      Consent of KPMG LLP.

  99.1 Pioneer American Holding Company Corp. Stock Option Plan, as assumed by NBT Bancorp Inc.